Aegis Value Fund, Inc.
Semi-Annual Report
February 29, 2000



Shareholders' Letter
March 16, 2000

Dear Shareholders:

	We want to again welcome those of you who are new shareholders of the Aegis Value Fund, Inc. We are very happy to have you join us as investors in the Fund, and look forward to helping you achieve consistent growth of your capital for many years into the future.
	Your Fund had a somewhat disappointing performance during the period ended February 29, 2000. The portfolio had a modestly negative total return of 1.77% for the first six months of this fiscal year. The performance figures assume reinvestment of the 1999 year-end shareholder distribution of $1.85 per share.
	This result trailed both the Standard & Poor's 500 index, which returned 4.20%, and the Russell 2000 index, which exploded to an astonishing 35.95% gain. Its growth component accounted for nearly all of that gain, as the Russell 2000 Value index gained just 2.92% for the period. More about that later.
	Shareholders received an income distribution of $0.15 per share, a short-term capital gain distribution of $0.93 per share, and a long-term capital gain distribution of $0.77 per share during the six-month period. These payments were made December 20, 1999 to shareholders of record as of December 17, 1999.
	Your Fund's net asset value per share declined from $10.87 on August 31, 1999 to $8.86 on February 29, 2000, taking into account the reduction in price from the year-end distribution.
	Now, why did your Fund trail the Russell 2000 so badly? Because we are being cautious in a time when bull-headed aggressiveness, not caution, is being rewarded. This is a common pattern over the years of market history, which has caused even the best value funds to trail the market averages 30-40% of the time.
	During the most recent six months, stock market investors continued, and even intensified, their current impatience with undervalued stocks and their starry-eyed attraction to ever more aggressive growth stocks.
	We mentioned in our last report that some segments of the market were becoming highly speculative. Unfortunately for conservative portfolios like your Fund, this speculation became more widespread in recent months.
For proof, one has to look no further than the disparity between the performance of the Standard & Poor's 500 and the Russell 2000. The composition of the S&P 500 is principally large growth stocks. Merck, Coca-Cola, Exxon Mobil, Wal-Mart, as well as major technology stocks like IBM and Microsoft make up a significant portion of the index.
These are the household names of American business and up until recently have been proudly and happily held in portfolios across the country.
	However, in the past several months even these quality stocks have come under selling pressure as investors have been looking for sources of cash to buy ever more aggressive stocks-to the great benefit of the Russell 2000.
	Small stocks had languished for several years, as the big growth stocks carried the market. But as those big names got increasingly expensive and their performance began to wane, investors began to look for quicker ways to profit.
	They seized upon the smaller, more speculative growth stocks, particularly the biotechnology sector. These stocks are far more represented in the Russell 2000 than the S&P 500, and they met the apparently widely accepted criteria for investing in our new millennium: the underlying companies have very exciting potential, practically unencumbered by "real" assets, revenues or earnings.
	When a lot of money tried to squeeze into a relatively small market sector, the effect on prices was very dramatic. After all, just a droplet of cash coming out of Wal-Mart's stock is more than enough to catapult a tiny stock like Biopure, or others like it.
	But think about what this does to the market's overall level of risk. When people swap from blue chips into biotechnology, they are obviously being far more speculative with their money. That is the major problem in today's stock market: there is not enough respect for risk. The more speculative a stock, the better it has performed. Of course this won't go on forever, but we want to steer clear of the eventual disasters.
	Value investors can take heart-life is full of unintended consequences. One pleasant surprise in the current market environment is the opportunity provided by the repricing of "low-tech" businesses to compete with the returns of the high-tech stocks. What we mean by this is that stocks which are usually priced for 10-15% expected returns have dropped down to a point where the expected returns are closer to the 20-25% returns that an investor might expect from an aggressive growth portfolio.
This circumstance gives us a wonderful chance to earn higher returns over the next few years, plus the kicker of the lower risk we get from the discounted price. As one value manager put it, in the past 18 months, we've "had the pain, now we get the gain".
	Every few years in the market, small value stocks have a period of great returns. These rallies usually begin out of the bottom of a lengthy decline. When we look at today's stock market, we have to like the odds for small value stocks right now. We don't know when things might turn, but the pieces are falling into place.
	In the long run, stock prices must track the values of the underlying businesses. Thoughtful investors will realize that as technology stocks go rapidly higher, their long-term risk goes up and future returns go down; however, as value stocks go down, their risk goes down and future returns go up. The basic mathematics of finance is on the side of your Fund.
	In the current market, we are trying to emphasize areas of the market which are particularly depressed and where we have a good "margin of safety". These areas include beaten-down sectors like agriculture, real estate and certain cyclical and retail stocks. We have greatly reduced our exposure to the technology sector and are maintaining a low cash balance to keep your money working very hard in this depressed market.
	If you want a lot of pizzazz in your portfolio, and are interested more in the "sizzle" than the steak, then another fund will certainly look better to you. However, if you are looking for lots of assets, sales revenue and cash flow to back up your stock selections, we can say that there are few, if any, better places to look than the Aegis
Value Fund.
	At February 29, 2000, your Fund's portfolio had a weighted average price to book value of 0.73 and price to revenues of 0.48. This placed the valuation of your Fund's average holding in the bottom 4% of all U.S. stocks. The weighted average market capitalization of the companies in the portfolio was $159 million.
	These valuations are significantly cheaper than the levels at the start of the fiscal year. The primary reason for the change has been our ability to sell most of our technology-based holdings at higher valuations and deploy those profits into new bargain-priced ideas. We now have one of the cheapest value portfolios among public mutual funds, as we displayed in the figures above. Our style is obviously not in vogue today, but we feel that it is a far more valid approach than the prevailing "momentum chasing", and over time we hope that it will provide superior returns for the Fund's shareholders.
	You can well understand that there has been tremendous pressure on mutual fund managers in all types of funds to gradually "slide" their portfolios into more aggressive stocks over the past two years. In fact, even income funds like junk bond funds and convertible bond funds are overloaded these days with bonds issued by various technology-based companies.
	The possibility of short-term underperformance is barely tolerated when a manager's decisions are evaluated. If technology stocks are moving higher, then the edict is to "buy some technology stocks while they're going up, and forget about the prices".
	Fortunately, we have been able to reject such moves and follow a strict value discipline because of the nature of our shareholder base.
We want to thank you, our shareholders, for your loyalty, your belief in the value investment style, and your long-term outlook on the stock market. We are convinced that our strategy will pay off over the next few years.
	With the value stocks being so depressed, we ask you to consider adding to your investment in the Fund in the near future. We know that many of you will choose to do just that, because you can recognize good bargains. We hope that we have communicated to you in these shareholder reports at least a glimpse of the potential in smaller value stocks for the next several years.
	Again, we are grateful for your confidence in us, and are delighted that you have joined us as long-term investors in the Aegis Value Fund.


			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors





Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 29, 2000
(Unaudited)


Common Stocks - 96.2%                        Shares      Market Value

Industrial Cyclicals - 21.2%
Commonwealth Industries, Inc.                 5,500         $  52,594
Ethyl Corporation                            15,000            47,812
P.H. Glatfelter Company                       3,000            36,750
Quipp, Inc.                                   2,000            30,375
Ryerson Tull Class A                            958            12,694
Stewart & Stevenson, Inc.                     7,000            68,688
Tecumseh Products Company - Class B           1,500            60,469
                                                            ---------
                                                            $ 309,382


Finance and Real Estate - 18.3%
Capitol Transamerica Corporation                500         $   6,000
Castle & Cooke, Inc.                          2,000            26,875
Crazy Woman Creek Bancorp                     3,000            30,000
First Union Real Estate Equity SBI           15,000            66,562
Kranzco Realty Trust                          3,500            29,531
The MIIX Group, Inc.                          3,000            34,875
Prime Hospitality Corp.                       5,200            44,200
Redwood Trust                                 2,500            30,156
                                                            ---------
                                                            $ 268,199


Wholesale and Distribution - 5.6%
Farmer Brothers Company                         200         $  32,000
TBC Corporation                               9,500            49,875
                                                            ---------
                                                            $  81,875


Services - 5.7%
International Shipholding Corporation         4,000         $  38,250
Maritrans, Inc.                               6,800            44,625
                                                            ---------
                                                            $  82,875


Energy & Natural Resources - 7.0%
Lufkin Industries, Inc.                       2,000         $  30,000
McMoran Exploration, Inc.                     1,875            37,500
Offshore Logistics, Inc.                      1,000             9,938
USEC Inc.                                     7,000            25,375
                                                            ---------
                                                            $ 102,813


Textiles and Apparel - 7.5%
Angelica Corporation                          5,700         $  51,300
Premiumwear, Inc.                             8,100            57,712
                                                            ---------
                                                            $ 109,012

Agriculture - 10.8%
Agco Corporation                              2,000         $  22,000
The Andersons, Inc.                           7,600            57,950
DIMON, Inc.                                   7,000            17,062
Standard Commercial Corporation              16,300            61,125
                                                            ---------
                                                            $ 158,137

Technology - 8.3%
Onix Systems, Inc.                            9,500         $  82,531
Sparton Corporation                           8,000            39,500
                                                            ---------
                                                            $ 122,031

Retail and Entertainment - 11.8%
Bowl America Inc. - Class A                   8,600         $  63,425
Dress Barn, Inc.                              2,000            29,000
Duckwall-ALCO Stores, Inc.                    4,000            33,000
The Elder-Beerman Stores Corporation          4,000            25,500
Marsh Supermarkets, Inc. - Class B            2,000            21,250
                                                            ---------
                                                            $ 172,175

      Total Common Stocks - 96.2%
         (Identified Cost $1,541,395)                      $1,406,499
                                                            ---------


Rights and Warrants - 0.8%

Coast Federal Contingent Payment Rights       7,000            12,250
                                                            ---------
      Total - 0.8%  (Identified Cost $47,737)               $  12,250

Cash - 2.8%                                                 $  40,970

Dividends and interest receivable - 0.2%                    $   2,838
                                                            ---------
            Total Assets - 100.0%                          $1,462,557




Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 1999
to February 29, 2000
(Unaudited)


Investment Income
   Income
      Dividends                              $  25,546
      Interest                                   1,007
                                             ---------
            Total income                                    $  26,553
                                                            ---------
   Expenses
      Investment advisory fees                   8,806
      Insurance                                  2,202
                                             ---------
            Total expenses                                     11,008
                                                            ---------
            Investment income - net                         $  15,545
                                                            ---------
Realized and unrealized gain on investments
   Net realized gain on investments                           186,322
   Change in unrealized appreciation of
      investments for the period                             (214,319)
                                                            ---------
   Net gain (loss) on investments                             (27,997)
                                                            ---------
Net decrease in net assets resulting from operations        $ (12,452)
                                                            ---------




Aegis Value Fund, Inc.
Financial Highlights
For the Period September 1, 1999
to February 29, 2000
(Unaudited)


Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                         $ 10.87

Income from investment operations -
   Net investment income                                      $  0.11
   Net realized and unrealized gain (loss) on investments       (0.27)
                                                            ---------
      Total from investment operations                        $ (0.16)

Less distributions declared to shareholders                   $ (1.85)
                                                            ---------
Net asset value - end of period                               $  8.86

Total return (not annualized)                                   -1.77%

Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                            1.50%*
Net investment income (annualized)               2.11%
Portfolio turnover                                 62%

Net assets at end of period (000's)            $1,461


*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
      Net investment income                    $ 0.09
      Expense ratio (annualized)                 1.71%
      Net investment income (annualized)         1.90%




Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 1999
to February 29, 2000
(Unaudited)


Increase in net assets from operations
   Investment income - net                                 $   15,545
   Net realized gain on investments                           186,322
   Change in unrealized appreciation                         (214,319)
                                                           ----------
         Net increase (decrease) in net assets
            resulting from operations                         (12,452)

Capital share transactions                                     (6,000)
                                                           ----------
         Total increase (decrease)                          $ (18,452)

Net assets
   At August 31, 1999                                       1,481,009
   At February 29, 2000 (including undistributed
      net investment income of $81,502)                  $  1,462,557





Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (703)528-7788
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304